UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2007

DG FASTCHANNEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

750 West John Carpenter Freeway, Suite 700	75039
Irving, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Previous Independent Accountant

(a) (i)	On August 29, 2007, the Audit Committee of the Board of Directors of DG FastChannel, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s principal accountants.

(a)(ii)

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: as to 2006, KPMG’s report included an explanatory paragraph regarding the Company’s accounting change required by SFAS No. 123R, “Share-Based Payment”, and Securities Exchange Commission Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements.”

(a)(iii)	The decision to change accountants was approved by the Audit Committee of the Company’s Board of Directors in connection with the Committee’s solicitation of bids for the Company’s audit engagement.

(a)(iv)

During the two fiscal years ended December 31, 2006 and 2005 and the subsequent interim period through August 29, 2007, there were no (1) disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, except that KPMG advised DG FastChannel of material weaknesses in the Company’s internal controls over financial reporting for business combinations and stock compensation as of December 31, 2006 related to the lack of sufficient personnel with adequate knowledge regarding these areas, as well as adequate policies and procedures to ensure transactions were accounted for in accordance with generally accepted accounting principles.

(a)(v)

The Company requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 4, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New Independent Accountant

(b)(i)

The Company engaged the accounting firm of Ernst & Young LLP on August 30, 2007 as the principal accountant to audit the Company’s consolidated financial statements for the year ending December 31, 2007. Ernst & Young LLP replaces KPMG, whose services were terminated on August 29, 2007. During the Company’s two most recent fiscal years and any subsequent interim period prior to the engagement of Ernst & Young LLP, the Company did not consult with Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K with the Company’s former accountant.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

16.1	Letter from KPMG LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2007	DG FASTCHANNEL, INC.

	By:	/s/ Omar A. Choucair
Omar A. Choucair Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from KPMG LLP